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                                                                    EXHIBIT 10.6

                        DIVERSIFIED INVESTMENTS PORTFOLIO

                               SECOND AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

         THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of the 21st day of January, 2004, by and among MHC OPERATING LIMITED PARTNERSHIP (together with its affiliates, designees and assigns, the "Purchaser"), an Illinois limited partnership having an address of Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606, DIVERSIFIED INVESTMENTS SERVICES, LLC ("Diversified"), a Delaware limited liability company having an address of 7625 Wisconsin Avenue, Suite 150, Bethesda, Maryland 20814, and the Sellers, each having an address of c/o Diversified Investments Services, LLC, 7625 Wisconsin Avenue, Suite 150, Bethesda, Maryland 20814.

                                R E C I T A L S:

         A. The parties hereto have entered into that certain Purchase and Sale Agreement dated as of December 8, 2003 (the "Original Agreement") as amended by that certain First Amendment to Purchase and Sale Agreement dated December, 23, 2003 (the "First Amendment," together with the Original Agreement, the "Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

         B. The parties hereto desire to amend the Purchase Agreement as hereinafter provided.

         THEREFORE, the parties hereto agree to amend the Purchase Agreement as follows:

                               A G R E E M E N T:

         1. Reference is hereby made to that certain Amended and Restated Subscription Agreement dated as of January, 2004 (the "Subscription Agreement") by and among Purchaser and Resort Communities, LLC, a Delaware limited liability company ("Resort"), Diversified Investments-RC, LLC, a Delaware limited liability company ("DI-RC"), North South Communities, LLC, a Delaware limited liability company ("North South"), Diversified Investments-NS, LLC, a Delaware limited liability company ("DI-NS"), Select Resort Communities, LLC, a Delaware limited liability company ("Select"), Diversified Investments-SRC, LLC, a Delaware limited liability company ("DI-SRC"), Buccaneer Communities, L.P., a Delaware limited partnership ("Buccaneer"), Diversified Investments-BC, Inc., a Delaware corporation, or such other limited liability company as may be substituted for Diversified Investments-BC, Inc. (Collectively, "DI-BC"), Tampa Bay Communities, L.P., a Delaware limited partnership ("Tampa Bay"), Diversified Investments-TBC, Inc., a Delaware corporation, or such other limited liability company as may be substituted for Diversified Investments-TBC, Inc. (collectively, "DI-TBC"), Diverse Communities, LLC, a Delaware limited liability company ("Diverse"), and Diversified Investments - Flozona, LLC, a Delaware limited liability company ("DI-Flozona").

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         2.       Section 5 A of the Purchase Agreement is hereby amended to read as follows:

                  5. A CLOSING DATES. The closing ("Closing") of the transaction contemplated by this Agreement (i.e., the payment of the Purchase Price, the transfer and assignment of the Equity Interests, the transfer of title to the applicable Individual Properties (if applicable), and the satisfaction of all other terms and conditions of this Agreement) shall be commenced simultaneously with the closing of the transaction as contemplated by the Subscription Agreement (as referenced in Section 9 H hereof) on January 30, 2004 (the "Closing Date"). Notwithstanding anything contained herein to the contrary, and subject to the provisions of Section 5C(v) below, (i) the Closing Date for the Cactus Gardens Property shall occur upon a date which is mutually agreed upon by the parties hereto but which is after the expiration or waiver of the defeasance lockout period for the mortgage loan encumbering such property, but in no event earlier than January 30, 2004 or later than May 15, 2004, (ii) in such event the Purchase Price allocated to the Cactus Gardens Property shall be $7,725,141, and
         (iii) an allocable portion of the Earnest Money based on Purchase Price allocations shall be held back as Earnest Money for the Cactus Gardens Closing. If the date of Closing above provided for falls on a Saturday, Sunday or legal holiday, the Closing Date shall take place on the next business day. The terms of the First Amendment shall continue to modify this Section 5 A.

         3. Section 9 D of the Purchase Agreement is hereby deleted, provided that Equity Seller of the _______________ property and the ____________ property shall jointly indemnify Purchaser for any loss or damage sustained by a failure of the requirements set forth in Section 9 D, limited, however, to the extent of $25,000 in the aggregate, and which amount shall be credited against Seller's obligations under the Holdback Escrow provided in Section 7G.

         4. Section 9 H of the Purchase Agreement is amended by adding the following at the end thereof: "and the conditions precedent under the Subscription Agreement have all been satisfied and the closing thereunder has commenced."

         5. EFFECT. Except as amended herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect.

         6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute one and the same agreement.

                            [SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the respective dates set forth below.

WITNESSES:                             PURCHASER:

__________________________________     MHC OPERATING PARTNERSHIP,
Name:_____________________________     an Illinois limited partnership
__________________________________
Name:_____________________________     By: MANUFACTURED HOME COMMUNITIES, INC.,
                                           a Maryland corporation, its general
                                           partner

                                           By:__________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                              Date: January ___, 2004

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WITNESSES:

                                       SELLERS:

__________________________________     COACHWOOD COLONY MHP, LLC, a Florida
Name:_____________________________     limited liability company
__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS -
                                           COACHWOOD COLONY MHP, LLC, a Florida
                                           limited liability company, as its
                                           Sole and Managing Member

                                           By: _________________________________
                                               Barry L. Haase
                                               Manager

WITNESSES:

                                       DIVERSIFIED INVESTMENTS -
                                       COACHWOOD COLONY MHP, LLC, a Florida
__________________________________     limited liability company
Name:_____________________________
__________________________________     By: __________________________________
Name:_____________________________         Barry L. Haase
                                           Manager

WITNESSES:

                                       SHANGRI-LA MOBILE HOME PARK, L.P., a
                                       Delaware limited partnership, authorized
                                       to transact business in the State of
__________________________________     Florida as SHANGRI-LA MOBILE HOME PARK OF
Name:_____________________________     LARGO, LTD.
__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS - SHANGRI-LA,
                                           INC., a Delaware corporation, as its
                                           General Partner

                                           By: _________________________________
                                               Barry L. Haase
                                               Chairman

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WITNESSES:

                                       DIVERSIFIED INVESTMENTS - SHANGRI-LA,
                                       INC., a Delaware corporation
__________________________________
Name:_____________________________     By: ________________________________
__________________________________         Barry L. Haase
Name:_____________________________         Chairman

WITNESSES:

                                       TAMPA BAY COMMUNITIES, L.P., a Florida
                                       limited partnership

__________________________________
Name:_____________________________     By:  DIVERSIFIED INVESTMENTS - TBC, INC.,
__________________________________          a Florida corporation, as its
Name:_____________________________          General Partner

                                            By:   _________________________
                                                  Barry L. Haase
                                                  CEO

WITNESSES:

                                       SIXTH AVENUE, LLC, a Florida limited
                                       liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS - SIXTH
__________________________________         AVENUE LLC, a Florida limited
Name:_____________________________         liability company, as its Sole and
                                           Managing Member

                                           By:  ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:

                                       DIVERSIFIED INVESTMENTS - SIXTH AVENUE,
                                       LLC, a Florida limited liability company

__________________________________
Name:_____________________________     By:  ________________________________
__________________________________          Barry L. Haase
Name:_____________________________          Manager

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WITNESSES:

                                       SOUTHERNAIRE MHP, LLC, a Florida limited liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS -
__________________________________         SOUTHERNAIRE, LLC, a Florida limited
Name:_____________________________         liability company, as its Sole and
                                           Managing Member

                                           By:  ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:

                                       DIVERSIFIED INVESTMENTS -
                                       SOUTHERNAIRE, LLC, a Florida limited
                                       liability company

__________________________________     By:_______________________________
Name:_____________________________        Barry L. Haase
__________________________________        Manager
Name:_____________________________

WITNESSES:

                                       TERRA CEIA, LLC, a Florida limited
                                       liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS - TERRA CEIA,
__________________________________         LLC, a Florida limited liability
Name:_____________________________         company, as its Sole and Managing
                                           Member

                                           By:  ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:

                                       DIVERSIFIED INVESTMENTS - TERRA CEIA,
                                       LLC, a Florida limited liability company
__________________________________
Name:_____________________________     By:  ________________________________
__________________________________          Barry L. Haase
Name:_____________________________          Manager

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WITNESSES:

                                       TOPICS RVP, LLC, a Florida limited
                                       liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS  - TOPICS
__________________________________         RVP, LLC, a Florida limited liability
Name:_____________________________         company, as its Sole and Managing
                                           Member

                                           By:  ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:

                                       DIVERSIFIED INVESTMENTS - TOPICS RVP,
                                       LLC, a Florida limited liability company

__________________________________
Name:_____________________________     By:  __________________________________
__________________________________          Barry L. Haase
Name:_____________________________          Manager

WITNESSES:

                                       GOOSE CK, LLC, a North Carolina limited
                                       liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS - GC, LLC, a
__________________________________         North Carolina limited liability
Name:_____________________________         company, as its Sole Member

                                           By: EAST WEST COMMUNITIES, LLC, a
                                               Delaware limited liability
                                               company, as its Sole Member

                                               By: DIVERSIFIED INVESTMENTS - EW,
                                                   LLC, a Delaware limited
                                                   liability company, as its
                                                   Managing Member

                                                   By:__________________________
                                                      Barry L. Haase
                                                      Managing Member

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WITNESSES:

                                       DIVERSIFIED INVESTMENTS - GC, LLC, a
                                       North Carolina limited liability company

__________________________________
Name:_____________________________     By: EAST WEST COMMUNITIES, LLC, a
__________________________________         Delaware limited liability company,
Name:_____________________________         as its Sole Member

                                           By: DIVERSIFIED INVESTMENTS - EW,
                                               LLC, a Delaware limited liability
                                               company, as its Managing Member

                                               By: ___________________________
                                                   Barry L. Haase
                                                   Managing Member

WITNESSES:

                                       WATERWAY RV, LLC, a Delaware limited
                                       liability company

__________________________________
Name:_____________________________     By: SIERRA LAKES, L.L.C., a Delaware
__________________________________         limited liability company, as its
Name:_____________________________         Sole and Managing Member

                                           By: DIVERSIFIED INVESTMENTS PARTNERS,
                                               LLC, a Delaware limited liability
                                               company, as its Managing Member

                                               By:______________________________
                                                  Barry L. Haase
                                                  Managing Member

WITNESSES:

                                       SIERRA LAKES, L.L.C., a Delaware limited liability company

__________________________________
Name:_____________________________     By:  DIVERSIFIED INVESTMENTS PARTNERS,
__________________________________          LLC, a Delaware limited liability
Name:_____________________________          company, as its Managing Member

                                            By: _______________________________
                                                Barry L. Haase
                                                Managing Member

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WITNESSES:

                                       CACTUS GARDENS RV, LLC, an Arizona
                                       limited liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS - CACTUS
__________________________________         GARDENS, LLC, an Arizona limited
Name:_____________________________         liability company, as its Managing
                                           Member

                                           By:  ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:

                                       DIVERSIFIED INVESTMENTS - CACTUS GARDENS,
                                       LLC, an Arizona limited liability company
__________________________________
Name:_____________________________     By: __________________________________
__________________________________         Barry L. Haase
Name:_____________________________         Manager

WITNESSES:

                                       DESERT PARADISE RV, LLC, an Arizona
                                       limited liability company

__________________________________
Name:_____________________________     By: SIERRA LAKES, L.L.C., a Delaware
__________________________________         limited liability company, as its
Name:_____________________________         Sole and Managing Member

                                           By: DIVERSIFIED INVESTMENTS PARTNERS,
                                               LLC, a Delaware limited liability
                                               company, as its Managing Member

                                               By:______________________________
                                                  Barry L. Haase
                                                  Managing Member

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WITNESSES:

                                       SUNI SANDS, LLC, an Arizona limited
                                       liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS - SUNI SANDS,
__________________________________         LLC, an Arizona limited liability
Name:_____________________________         company, as its Sole and Managing
                                           Member

                                           By:  ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:                             DIVERSIFIED INVESTMENTS - SUNI SANDS,
                                       LLC, an Arizona limited liability company

__________________________________     By:  ___________________________________
Name:_____________________________          Barry L. Haase
__________________________________          Manager
Name:_____________________________

WITNESSES:                             DIVERSIFIED INVESTMENTS SERVICES, LLC, a
                                       Delaware limited liability company

__________________________________
Name:_____________________________     By:    __________________________________
__________________________________     Name:  Barry L. Haase
Name:_____________________________     Title: Manager

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